Exhibit 99.1

POPULAR, INC.

Up to 10,500,000 Shares of Common Stock Issuable Upon

Exercise of Non-Transferable Rights to Subscribe for

Such Shares of Common Stock

DEALER MANAGER AGREEMENT

New York, New York

November 23, 2005

UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Popular Securities, Inc.

209 Muñoz Rivera Avenue

Popular Center, 12th Floor

Hato Rey, Puerto Rico 00918

Ladies and Gentlemen:

Popular, Inc., a Puerto Rico corporation (the “Company”), confirms its agreement with and appointment of UBS Securities LLC (“UBS”) and Popular Securities, Inc. (“PSI”) to each act as a dealer manager (each, a “Dealer Manager” and, together, the “Dealer Managers”) in connection with the issuance by the Company to the holders of record (the “Holders”) at the close of business on November 7, 2005 (the “Record Date”) of shares of common stock, par value $6.00 per share, of the Company (the “Common Stock”), of non-transferable rights entitling the Holders to collectively subscribe for an aggregate of up to 10,500,000 whole shares (each, a “Share” and, collectively, the “Shares”) of Common Stock (the “Rights Offering”). Pursuant to the terms of the Rights Offering, the Company is issuing to each Holder one non-transferable right (each, a “Right” and, collectively, the “Rights”) for every 26 whole shares of Common Stock held by such Holder on the Record Date. The Rights entitle Holders to acquire during the subscription period (the “Subscription Period”) set forth in the Statutory Prospectus (as defined below), at the subscription price set forth in the Statutory Prospectus, one Share for each Right exercised, on the terms and conditions set forth in the Statutory Prospectus. No fractional Shares will be issued. The number of Subscription Rights that the Company grants each Holder will be rounded up to the next whole number. Pursuant to the over-subscription privilege in connection with the Rights Offering (the “Over-Subscription Privilege”), Holders who fully exercise all Rights issued to them may subscribe for additional Shares not subscribed for by other Holders.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations under the Act (the “Act Regulations”), a registration statement on Form S-3 (File No. 333-129567), including a prospectus, relating to the Shares, which registration statement incorporates by reference certain documents furnished by the

Company to the Dealer Managers for use by the Dealer Managers in connection with the Rights Offering and that the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Company has furnished to you, for use by each Dealer Manager, copies of the Statutory Prospectus relating to the Rights and to the Shares underlying such Rights. Except where the context otherwise requires, such registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to, and in accordance with, Rule 424(b) under the Act Regulations and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act Regulations, if applicable, is herein called the “Registration Statement,” and the prospectus, including all documents incorporated therein by reference, in the form furnished by the Company to the Dealer Managers for use by the Dealer Managers in connection with the Rights Offering and filed by the Company with the Commission pursuant to Rule 424(b) under the Act Regulations, is herein called the “Statutory Prospectus.” “Permitted Free Writing Prospectuses,” as used herein, means any free writing prospectus (as defined in Rule 405 under the Act Regulations) that the parties hereto shall expressly agree in writing to treat as part of the Disclosure Package. “Disclosure Package,” as used herein, means the Statutory Prospectus together with all Permitted Free Writing Prospectuses, if any. Any reference herein to the Registration Statement, the Statutory Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Statutory Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement or the date of the Statutory Prospectus or such Permitted Free Writing Prospectus as the case may be, and deemed to be incorporated therein by reference. As used in this Agreement, “business day” shall mean a day on which the Nasdaq Stock Market is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. Any letters to beneficial owners of the shares of Common Stock of the Company, forms used to exercise rights, any letters from the Company to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Company may use, approve, prepare or authorize in writing for use in connection with the Rights Offering, as any of them may be amended, modified or supplemented from time to time, are collectively referred to hereinafter as the “Offering Materials.”

(1) Representations and Warranties. The Company represents and warrants to, and agrees with, the Dealer Managers as of the date hereof, as of the date of the commencement of the Rights Offering (such later date being hereinafter referred to as the “Commencement Date”) and as of the expiration date of the Subscription Period (the “Expiration Date”) that:

(a) The Registration Statement has heretofore become, and is effective under the Act; no stop order of the Commission preventing or suspending the use of any

Permitted Free Writing Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, threatened by the Commission; the Registration Statement complied, when it became effective, in all material respects with the requirements of the Act and the Act Regulations, and the Statutory Prospectus complies, as of its date, in all material respects, with the requirements of the Act and the Act Regulations; the Company meets the conditions to the use of Form S-3 with respect to the Registration Statement in connection with the Rights Offering as contemplated by this Agreement; the Registration Statement did not when it became effective, does not as of the date hereof and will not as of the Commencement Date and through the Expiration Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Statutory Prospectus does not as of its date, and will not as of the Commencement Date and through the Expiration Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Disclosure Package does not as of its date, and will not as of the Commencement Date and through the Expiration Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the statements in or omissions from any such document made in reliance upon and in conformity with information furnished in writing by or on behalf of a Dealer Manager expressly for inclusion in such document; each Incorporated Document, at the time each such document was filed or hereafter is filed with the Commission, complied or will comply, as the case may be, in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and did not or will not (when read together with the information in the Statutory Prospectus), as the case may be, when filed, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) (including, in each case, any free writing prospectus (as defined in Rule 405 under the Act Regulations) in connection with the Rights Offering and will not, at any time on or after the execution of this Agreement, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act) or use any “prospectus” (within the meaning of the Act) (including, in each case, any free writing prospectus (as defined in Rule 405 under the Act Regulations) in connection with the Rights Offering other than the Statutory Prospectus and any Permitted Free Writing Prospectus; and the Company has not prepared, used or referred to, and will not prepare, use or refer, to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act Regulations; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act Regulations, filed with the Commission), the sending or giving, by any Dealer Manager, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 under the Act Regulations (without reliance on subsections (b), (c) and (d) of Rule 164 under the Act Regulations); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act Regulations are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 431 or Rule 433 under the Act Regulations, satisfies the requirements of Section 10 of the Act; neither the Company nor the Dealer Managers are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act Regulations, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act Regulations) pursuant to Rules 164 and 433 under the Act Regulations; and the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act Regulations) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act Regulations with respect to the offering of the Shares contemplated by the Registration Statement;

(b) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Statutory Prospectus entitled “Description of Capital Stock”, and, as of the Commencement Date and through the Expiration Date, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement and the Statutory Prospectus entitled “Description of Capital Stock” (subject, in each case, to the issuance of shares of Common Stock in the Rights Offering and the issuance of shares of Common Stock upon exercise of stock options, warrants, and rights disclosed as outstanding in the Registration Statement and the Statutory Prospectus and the grant of options under existing stock option plans described in the Registration Statement and the Statutory Prospectus);

(c) all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar right;

(d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Statutory Prospectus and, if applicable, any Permitted Free Writing Prospectus to execute and deliver this Agreement, and to issue, sell and deliver the Rights and the Shares as contemplated herein; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “Bank Holding Company Act”);

(e) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”);

(f) each Significant Subsidiary (as defined below) of the Company has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, has full corporate or other organizational power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Statutory Prospectus and, if applicable, any Permitted Free Writing Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding shares of capital stock of each such Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations), were not issued in violation of any preemptive or similar right and, except as otherwise disclosed in the Statutory Prospectus and, except for directors’ qualifying shares, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity or, if such is not the case, that any such security interest, mortgage, pledge, lien, encumbrance, claim or equity, when exercised, enforced or otherwise asserted, will not have a Material Adverse Effect; the Company has no “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-X under the Act) other than Banco Popular de Puerto Rico and Banco Popular North America (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”);

(g) the distribution of the Rights to Holders has been duly and validly authorized; and the Shares underlying the Rights have been duly and validly authorized and, when issued and delivered against payment therefor as provided in the Statutory Prospectus, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights;

(h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained or incorporated by reference in the Registration Statement, the Statutory Prospectus and, if applicable, any Permitted Free Writing Prospectus; the certificates for the Shares are in due and proper form; and holders of Shares will be subject to the same exemption from liability to which stockholders of a corporation incorporated in Puerto Rico are entitled;

(i) this Agreement has each been duly authorized, executed and delivered by the Company;

(j) neither the Company nor any of the Significant Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws or other organizational document, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Stock Market, or (E) any decree, judgment or order applicable to the Company or any of the Significant Subsidiaries or any of their respective properties which breach, violation or default, other than under clause (A), would have a Material Adverse Effect or prevent consummation of the transactions contemplated under this Agreement; and the execution, delivery and performance of this Agreement, the issuance of the Rights, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Significant Subsidiary pursuant to) (I) the charter or bylaws or other organizational document of the Company or any of the Significant Subsidiaries, (II) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (III) any federal, state, local or foreign law, regulation or rule, or (IV) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Stock Market, or (V) any decree, judgment or order applicable to the Company or any of the Significant Subsidiaries or any of their respective properties that would other than under clause (I), have a Material Adverse Effect or prevent consummation of the transactions contemplated under this Agreement;

(k) no approval, authorization, consent, or order of or filing with any governmental body, authority or agency, is required in connection with the issuance of the Rights, the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than as may be required by the Act or the Act Regulations, or the securities or blue sky laws of the various jurisdictions in which the Rights Offering shall occur or under the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”);

(l) except as set forth in the Registration Statement and the Statutory Prospectus, (i) no person has the right to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive or similar rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the Rights Offering; and no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the Rights Offering as contemplated thereby or otherwise;

(m) each of the Company and the Significant Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of the Significant Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, certificate, permit, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Significant Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(n) all affiliate transactions, off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement or the Statutory Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document have been so described or filed as required;

(o) except as set forth in the Registration Statement and the Statutory Prospectus, there are no actions, suits, claims, investigations or proceedings pending or to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any court or governmental body, authority or agency, that would have a Material Adverse Effect or prevent consummation of the transactions contemplated under this Agreement;

(p) PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the Company and its subsidiaries is incorporated by reference in the Registration Statement and the Statutory Prospectus, is an independent registered public accounting firm as required by the Act, the Act Regulations and by the rules of the Public Company Accounting Oversight Board;

(q) the consolidated financial statements incorporated by reference in the Registration Statement and the Statutory Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act, the Act Regulations and the Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods involved; the selected financial information set forth or incorporated by reference in the Registration Statement, the Statutory Prospectus and, if applicable, any Permitted Free Writing Prospectus has been prepared on a basis consistent with the financial statements of the Company except as noted therein; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement and the Statutory Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X promulgated under the Act) that are not included or incorporated by reference as required; the Company has disclosed all material commitments and contingencies in the footnotes of its consolidated financial statements to the extent such commitments and contingencies are required to be disclosed in the footnotes of consolidated financial statements prepared in accordance with GAAP; except as disclosed in the Registration Statement and the Statutory Prospectus, neither the Company nor any subsidiary is, together with its “related parties,” the “primary beneficiary” of any “variable interest entity” (as such terms are used in Financial Accounting Standards Board Interpretation No. 46);

(r) subsequent to the time of execution of this Agreement or, if earlier, the respective dates as of which information is given in the Registration Statement and the Statutory Prospectus, except as disclosed in the Registration Statement and the Statutory Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, (ii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole, (iii) any change in the capital stock or outstanding indebtedness of the Company or any subsidiary, which is material to the Company and its subsidiaries taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(s) neither the Company nor any of its Significant Subsidiaries is or, after giving effect to the Rights Offering, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(t) the Company and its subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Statutory Prospectus or, if applicable, any Permitted Free Writing Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”);

(u) except as would not have a Material Adverse Effect, (i) all tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and (ii) all taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, shown on such tax returns have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(v) the Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the Exchange Act;

(w) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls that have been identified by the Company’s management and which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that has been identified by the Company’s management and that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct in all material respects; and the Company, its subsidiaries and the Company’s directors and officers in such person’s capacity as a director or officer serving the Company, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the Nasdaq Stock Market promulgated thereunder;

(x) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Statutory Prospectus or, if applicable, any Permitted Free Writing Prospectus are in all material respects based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(y) except as (i) would not, individually or in the aggregate, have a Material Adverse Effect, or (ii) has been disclosed in the Registration Statement and the Statutory Prospectus, (x) none of the Company, any of its subsidiaries or each of the Company’s or its subsidiaries’ directors, officers, agents, employees or affiliates, in such person’s capacity as a director, officer, agent, employee or affiliates of the Company or any of its subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”), (y) the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the Foreign Corrupt Practices Act, and (z) the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(z) except as (i) would not, individually or in the aggregate, have a Material Adverse Effect, or (ii) has been disclosed in the Registration Statement and the Statutory Prospectus, the operations of the Company and its subsidiaries have been conducted at all times in compliance with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(aa) neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, in such person’s capacity as a director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or lend, contribute or otherwise make available such proceeds for the purpose of financing the activities of any person known by the Company to be subject to any U.S. sanctions administered by OFAC;

(bb) no Significant Subsidiary is currently party to any contract, is currently subject to any regulatory order or has received any notice (directed at such Significant Subsidiary and not other similarly situated entities) from a regulatory body, authority or agency, in any case that prohibits, directly or indirectly, it from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Statutory Prospectus;

(cc) the issuance of the Rights and the issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

(dd) there are no actions, suits or proceedings pending, or, to the Company’s knowledge, threatened, and the Company has not received any notice from the Nasdaq Stock Market regarding the revocation of the designation of the Common Stock as a Nasdaq Stock Market security;

(ee) neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of the Exchange Act or the rules and regulations thereunder; and

(ff) to the Company’s knowledge after due inquiry, there are no affiliations or associations between (i) any Dealer Manager and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement and the Statutory Prospectus and except as disclosed to UBS with respect to Popular Securities, Inc.

In addition, any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Dealer Managers or counsel for the Dealer Managers in connection with the Rights Offering shall be deemed to be a representation and warranty by the Company or such subsidiary, as the case may be, as to matters covered thereby, to each Dealer Manager.

(2) Agreement to Act as Dealer Manager.

(a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions of this Agreement:

(i) The Company hereby appoints each Dealer Manager, to solicit, in accordance with the Act and the Exchange Act and their customary practice, the exercise of the Rights, subject to the terms and conditions of this Agreement and the procedures described in the Registration Statement; and

(ii) The Company agrees to furnish, or cause to be furnished, to each Dealer Manager lists, or copies of those lists, showing the names and addresses of, and number of shares of Common Stock held by, Holders.

(b) No fee or reimbursement, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Managers’ out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Company to the Dealer Managers in connection with any services provided or costs and expenses incurred by the Dealer Managers pursuant to this Agreement.

(c) The Dealer Managers agree to perform the services set forth above with respect to the Rights Offering in accordance with their customary practices in connection with similar transactions, including (but not limited to) using their commercially reasonable efforts to solicit the exercise of Rights pursuant to the Rights Offering. The Dealer Managers approve the Offering Materials filed as exhibits to the Registration Statement for use in connection with the Rights Offering.

(d) In rendering the services contemplated by this Agreement, neither the Dealer Managers nor any affiliate thereof will be subject to any liability to the Company or any of its subsidiaries for any losses, claims, damages, liabilities or expenses arising from any act or omission on the part of any other person and each Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement or otherwise in connection with the Rights Offering except to the extent that any losses, claims, damages, liabilities and expenses are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct (including, without limitation, bad faith) of such Dealer Manager or by reason of the reckless disregard of the obligations and duties of such Dealer Manager under this Agreement.

(3) Dealer Manager and Solicitation Fees. In full payment for the soliciting and any other services rendered and to be rendered hereunder by the Dealer Managers, the Company agrees to pay the Dealer Managers a fee (the “Dealer Manager Fee”) equal to 2.5% of the subscription price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Payment to the Dealer Managers by the Company will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Managers; such payment will be made on each date on which the Company issues Shares pursuant to the exercise of Rights and/or the Over-Subscription Privilege.

(4) Certain Covenants of the Company. The Company hereby agrees:

(a) to notify you promptly (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments or requests for additional information from the Commission, and (iii) of the suspension of the qualification of the Shares or the Rights for issuance in any jurisdiction;

(b) that it will endeavor to cooperate in qualifying the Shares and, if necessary, the Rights for offering and sale, as applicable, under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares and, if applicable, the Rights; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares, and if applicable, the Rights); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares, and, if applicable, the Rights for offer and sale, as applicable, in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(c) to furnish to the Dealer Managers as many copies of the Statutory Prospectus (or of the Statutory Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) and any Permitted Free Writing Prospectus as the Dealer Managers may reasonably request from time to time for the purposes contemplated by the Act;

(d) if, after the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be issued, the Company will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective as soon as practicable, and the Company will advise the Dealer Managers promptly and, if requested by the Dealer Managers, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act Regulations is used, when the Statutory Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act Regulations (which the Company agrees to file in a timely manner in accordance with the Act );

(e) to advise you promptly, confirming such advice in writing, of any notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement (including any post-effective amendment) or the Statutory Prospectus, including by filing any documents that would be incorporated therein by reference, and whether required to be filed pursuant to the Act or otherwise, and to provide you and your counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you or your counsel shall reasonably object in writing, except as may be required by applicable law;

(f) subject to Section 4(e) hereof, to file promptly all reports and documents required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Statutory Prospectus and prior to the Expiration Date; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall reasonably object in writing, except as may be required by applicable law; and to promptly notify you of such filing;

(g) to advise the Dealer Managers promptly of the happening of any event prior to the Expiration Date that would require the making of any change in the Statutory

Prospectus then being used so that the Statutory Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(e) hereof, to prepare and furnish, at the Company’s expense, to the Dealer Managers promptly such amendments or supplements to such Statutory Prospectus as may be necessary to reflect any such change;

(h) to file such reports pursuant to the Exchange Act in order to make generally available to its security holders an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act Regulations) as soon as is reasonably practicable after the termination of such twelve-month period;

(i) to furnish to each Dealer Manager one copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);

(j) to advise or cause the Subscription Agent to advise the Dealer Managers as to the names and addresses of all Holders exercising Rights, the total number of Rights exercised by each Holder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise and rejected for exercise and being processed and as to such other information as the Dealer Managers may reasonably request; and will notify the Dealer Managers not later than 4:00 P.M., New York City time, on the first business day following the Expiration Date of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise and rejected for exercise and being processed and as to such other information as the Dealer Managers may reasonably request;

(k) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Statutory Prospectus;

(l) without the consent of the Dealer Managers, not, at any time on or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), any issuer free writing prospectus (as defined in Rule 433 under the Act Regulations or any other free writing prospectus (as defined in Rule 405 under the Act Regulations) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act Regulations or use any “prospectus” (within the meaning of the Act), any issuer free writing prospectus (as defined in Rule 433 under the Act Regulations) or any other free writing prospectus (as defined in Rule 405 under the Act Regulations) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act Regulations in connection with the Rights Offering other than the Statutory Prospectus and any Permitted Free Writing Prospectus, and without the consent of the Dealer Managers (which shall not be unreasonably withheld or delayed), not to make any offer or sale of Shares by means, or use, of any written materials in connection with the Rights Offering other than the Statutory Prospectus, any Permitted Free Writing Prospectus and the Offering Materials;

(m) the Company will not, and will cause its subsidiaries not to, take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of Shares in violation of the Exchange Act or the rules and regulations thereunder;

(n) to use its best efforts to cause the Common Stock to be quoted on the Nasdaq Stock Market and to maintain the qualification therefor;

(o) except as required by applicable law, the use of any reference to the Dealer Managers in any Offering Materials or any other document or communication prepared, approved or authorized by the Company in connection with the Rights Offering is subject to the prior approval of the Dealer Managers, provided that if such reference to the Dealer Managers is required by applicable law, the Company agrees to notify the Dealer Managers within a reasonable time prior to such use but the Company is nonetheless permitted to use such reference; and provided, further, that if the Dealer Managers have not objected to any Offering Materials that use any reference to the Dealer Managers within 48 hours after such Offering Materials have been furnished to them, the Dealer Managers shall be deemed to have approved such Offering Materials pursuant to this Section 5(o);

(p) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and

(q) to the extent applicable, to comply with Rule 433(g) under the Act Regulations.

(5) Payment of Expenses.

(a) The Company will pay all costs, expenses, fees and taxes incident to the Company’s performance of this Agreement and in connection with the Rights Offering, including, but not limited to, expenses in connection with (i) the preparation, printing and filing of the Registration Statement, the Statutory Prospectus, any Permitted Free Writing Prospectus and any amendments or supplements thereto and furnishing of copies of each thereof to the Dealer Managers (including costs of mailing and shipment), (ii) the printing or other production, mailing and delivery expenses incurred in connection with the Statutory Prospectus and any Permitted Free Writing Prospectus, (iii) the registration, issue, sale and delivery of the Shares, including exercise forms relating to the Rights and any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iv) the qualification of the Rights and the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Company relating thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Dealer Managers, (v) any qualification of the Shares for quotation on the Nasdaq Stock Market,

(vi) any filing for review of the Rights Offering or the sale of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Company relating to NASD matters, (vii) the fees and expenses incurred by the Company with respect to the Subscription Agent, (viii) the fees and disbursements of any transfer agent or registrar for the Shares, (ix) all reasonable out-of-pocket fees and expenses, if any, and subject to Section 5(b), incurred by the Dealer Managers in connection with their mailing and handling of materials related to the Rights Offering to their customers, and (x) all other fees and expenses of the Company (excluding the announcement, if any, of the Rights Offering in The Wall Street Journal) incurred by the Company in connection with or relating to the Rights Offering;

(b) In addition to any fees that may be payable to the Dealer Managers under this Agreement, the Company shall reimburse the Dealer Managers upon request made from time to time for their reasonable out-of-pocket expenses incurred in connection with their activities under this Agreement, including the reasonable fees and actual disbursements of its legal counsel, in an aggregate amount up to $25,000 (inclusive of any reimbursement pursuant to Section 5(a)). The Company shall not be obligated to reimburse the Dealer Managers for any expenses arising under or in connection with this Agreement in excess of $25,000.

(c) If this Agreement is terminated by the Dealer Managers in accordance with the provisions of Section 6 or Section 9(a), the Company agrees to reimburse the Dealer Managers for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and actual disbursements of their counsel for the Dealer Managers, but shall have no obligation to make any payment pursuant to Section 3 hereof. In the event the transactions contemplated hereunder are not consummated, the Company agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this Section 5 which the Company would have paid if such transactions had been consummated.

(6) Conditions of the Dealer Managers’ Obligations. The several obligations of the Dealer Managers hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, on the Commencement Date and on the Expiration Date, the performance by the Company of its obligations hereunder, and to the following additional conditions precedent:

(a) The Registration Statement shall have become effective prior to the date of this Agreement or shall become effective not later than 5:30 P.M., New York City time, on the Commencement Date, or at such later time and date as may be approved by the Dealer Managers; the Statutory Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Dealer Managers, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Statutory Prospectus or otherwise); and the Statutory Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act Regulations at or before 5:30 P.M., New York City time on the second full business day after the date of this Agreement (or such earlier time as may be required by the Act);

(b) The Dealer Managers shall have received, with respect to the Rights Offering:

(i) on the Commencement Date, the letter of Sullivan & Cromwell LLP, special counsel to the Company, addressed to the Dealer Managers and dated the Commencement Date, in the form set forth in Exhibit A hereto;

(ii) on the Expiration Date, the opinion of Brunilda Santos de Alvarez, Executive Vice President and Chief Legal Officer for the Company, addressed to the Dealer Managers and dated the Expiration Date, in the form set forth in Exhibit B hereto; and

(iii) on the Expiration Date, the opinion and letter of Sullivan & Cromwell LLP, special counsel for the Company, addressed to the Dealer Managers and dated the Expiration Date, in the form set forth in Exhibit C hereto;

(c) You shall have received at the time of the Rights Offering, the favorable opinion of Sidley Austin Brown & Wood LLP, counsel for the Dealer Managers, dated the Commencement Date or the Expiration Date, as the case may be, in form and substance reasonably satisfactory to the Dealers Managers, with respect to the Rights Offering, the Registration Statement, the Statutory Prospectus, any Permitted Free Writing Prospectus and other related matters as the Dealer Managers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to UBS and PSI. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials;

(d) The Company shall have furnished to the Dealer Managers a certificate of the Company, signed by the President or other senior officer of the Company, dated the Expiration Date, to the effect that the signer of such certificate has reviewed the Registration Statement, the Statutory Prospectus, any supplement to the Statutory Prospectus and this Agreement and that, to the best of his knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct on and as of the Expiration Date, with the same effect as if made on the Expiration Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Expiration Date;

(e) At or prior to the Commencement Date and the Expiration Date, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;

(f) The NASD shall not have raised any objection with respect to the fairness or reasonableness arrangements of the transactions, contemplated hereby;

(g) You shall have received from PricewaterhouseCoopers LLP letters dated, respectively, the Commencement Date and the Expiration Date, with respect to the Rights Offering and addressed to the Dealer Managers in the forms approved by UBS and PSI;

(h) Prior to the Commencement Date and the Expiration Date, the Company shall have furnished to the Dealer Managers such further information, certificates and documents as the Dealer Managers may reasonably request; and

(i) No Statutory Prospectus or Permitted Free Writing Prospectus or amendment or supplement to the Registration Statement, the Statutory Prospectus or any Permitted Free Writing Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you reasonably objected in writing prior to such filing, unless such filing was necessary to comply with law.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Managers and their counsel, this Agreement and all obligations of the Dealer Managers hereunder may be canceled at, or at any time prior to, the Expiration Date by the Dealer Managers. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

(7) Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Dealer Manager, its directors and officers, and any person who controls any Dealer Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Dealer Manager or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Dealer Managers (as indicated in Section 8) to the Company expressly for inclusion in, the Registration Statement (or the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in the Statutory Prospectus (the term “Statutory Prospectus” for the purpose of this Section 7 being deemed to include the Statutory Prospectus as amended or supplemented by the Company), in any Permitted Free Writing Prospectus, or in any “issuer information” (as defined in Rule 433 under the Act) of the Company filed, or required to be filed, pursuant to Section 433(d) under the Act Regulations or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Dealer Managers (as indicated in Section 8) to the Company expressly for inclusion in, such Statutory Prospectus or any Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in the Statutory Prospectus or any Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

If any action, suit or proceeding (each, a “Proceeding”) is brought against a Dealer Manager or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Dealer Manager or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Dealer Manager or any such person or otherwise unless the Company has been materially prejudiced by the failure to deliver such notice. Such Dealer Manager or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Dealer Manager or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to assume the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Dealer Manager and any such person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(b) Each Dealer Manager severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Dealer Managers (as indicated in Section 8) to the Company expressly for inclusion in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Dealer Managers (as indicated in Section 8) to the Company expressly for inclusion in, the Statutory Prospectus or any Permitted Free Writing Prospectus or any omission or alleged omission to state a material fact in the Statutory Prospectus or any Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Dealer Manager pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Dealer Manager in writing of the institution of such Proceeding and such Dealer Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Dealer Manager shall not relieve such Dealer Manager from any liability which such Dealer Manager may have to the Company or any such person or otherwise unless such Dealer Manager has been materially prejudiced by the failure to deliver such notice. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Dealer Manager in connection with the defense of such Proceeding or such Dealer Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Dealer Manager (in which case such Dealer Manager shall not have the right to assume the defense of such Proceeding on behalf of the indemnified party or parties, but such Dealer Manager may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Dealer Manager), in any of which events such fees and expenses shall be borne by such Dealer Manager and paid as incurred (it being understood, however, that such Dealer Manager shall not be liable for the expenses of more than one separate counsel (in addition to any one local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Dealer Manager shall be liable for any settlement of any such Proceeding effected without the written consent of such Dealer Manager but, if settled with the written consent of such Dealer Manager, such Dealer Manager agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and such Dealer Manager on the other hand, from the Rights Offering and the issuance of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Dealer Managers, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Dealer Managers on the other hand, shall be deemed to be in the same respective proportions as the total proceeds from the Rights Offering (before deducting expenses) and the issuance of the Shares, net of fees, received by the Company and the total fees received by the Dealer Managers, bear to the aggregate offering price of the Shares. The relative fault of the Company, on the one hand, and of the Dealer Managers, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Dealer Managers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d) The Company and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Dealer Managers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 7, no Dealer Manager shall be required to contribute any amount in excess of the fees received by them, respectively. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Dealer Managers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective fees and not joint.

(e) The indemnity and contribution agreements contained in this Section 7 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Dealer Manager, its directors or officers or any person (including each officer or director of such person) who controls any Dealer Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Dealer Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the Rights Offering and the issuance and sale of the Shares, or in connection with the Registration Statement or the Statutory Prospectus.

(8) Information Furnished by the Dealer Managers. The statements set forth in the third sentence of the fifth paragraph under the caption “Plan of Distribution” in the Statutory Prospectus constitute the only information furnished by or on behalf of the Dealer Managers as such information is referred to in Sections 1 and 7 hereof. Each Dealer Manager agrees that it will not make any offer or sale of Shares by means, or use, of any “prospectus” (within the meaning of the Act) (including any “free writing prospectus” (as defined under Rule 405 under the Act Regulations) that it is required to file with the Commission pursuant to Rule 433(d) under the Act Regulations) in connection with the Rights Offering other than the Statutory Prospectus and any Permitted Free Writing Prospectus.

(9) Termination of Agreement.

(a) This Agreement shall be subject to termination in the discretion of UBS and PSI, by notice given to the Company at or prior to the Expiration Date, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Statutory Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, management, financial condition or results of operation of the Company and the Significant Subsidiaries, which would, in the judgment of UBS and PSI, make it impracticable or inadvisable to proceed with the offering of the Shares on the terms and in the manner contemplated in the Registration Statement and the Statutory Prospectus, or (y) there shall have occurred:

(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange and the Nasdaq Stock Market;

(ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Stock Market;

(iii) a general moratorium on commercial banking activities declared by either federal, New York or Puerto Rico authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

(iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or

(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of UBS and PSI, makes it impracticable or inadvisable to proceed with the offering of the Shares on the terms and in the manner contemplated in the Registration Statement and the Statutory Prospectus.

(b) If the Dealer Managers elect to terminate this Agreement as provided in Section 9(a), the Company shall be notified promptly in writing.

(c) If this Agreement is terminated pursuant to this Section 9, (i) such termination shall be without liability of any party to any other party except as provided in Section 5 and Section 7 and (ii) the Company shall make an appropriate revision to the Statutory Prospectus to reflect such termination.

(10) Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Managers, will be mailed, delivered or telegraphed and confirmed to (i) UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attention: Syndicate Department and (ii) Popular Securities, Inc., 209 Muñoz Rivera Avenue, Popular Center, 12th Floor, Hato Rey, Puerto Rico 00918, Attention: Syndicate Desk, and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Popular, Inc., 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, Attention: Richard L. Barrios, Senior Vice President and Corporate Treasurer.

(11) Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

(12) Governing Law; Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

(13) Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Dealer Managers and the Company and, to the extent provided in Section 7 hereof, the controlling persons, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

(14) Submission to Jurisdiction. Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and each Dealer Manager consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any indemnified party. Each of the Dealer Manager and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to the jurisdiction of which it is or may be subject, by suit upon such judgment.

(15) Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

(16) No Advisory or Fiduciary Responsibility. The Company hereby acknowledges that the Dealer Managers are acting solely as an agent in connection with the Rights Offering hereunder. The Company further acknowledges that the Dealer Managers are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Dealer Managers act or be responsible as a fiduciary to the Company, its management, stockholders, creditors, or any other person in connection with any activity that the Dealer Managers may undertake or has undertaken in furtherance of the Rights Offering or the issuance of the Shares, either before or after the date hereof. The Dealer Managers hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Dealer Managers agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Dealer Managers to the Company regarding such transactions, including but not limited to, any opinions or views with respect to the price or market for the Rights or the Shares, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Dealer Managers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

(17) Merger. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(18) Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

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If the foregoing correctly sets forth the understanding between the Company and the several Dealer Managers, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Dealer Managers, severally.

Very truly yours,

POPULAR, INC.

By:	/s/ Richard Barrios
Name:	Richard Barrios
Title:	Senior Vice-President and Corporate Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC, a Dealer Manager

By:	/s/ Halle J. Benett
Name:	Halle J. Benett
Title:	Managing Director

By:	/s/ Jason H. Weber
Name:	Jason H. Weber
Title:	Managing Director

POPULAR SECURITIES, INC., a Dealer Manager

By:	/s/ Gregory Kaufman
Name:	Gregory Kaufman
Title:	Managing Director

Exhibit A

Form of Commencement Date Letter of Sullivan & Cromwell LLP

A-1

Exhibit B

Form of Expiration Date Opinion Brunilda Santos de Alvarez

B-1

Exhibit C

Form of Expiration Date Opinion of Sullivan & Cromwell LLP

C-1